                                   EXHIBIT 24




                               Powers of Attorney

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Amended and Restated Dominion Homes, Inc. Executive Deferred Compensation Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1997.



                                             /s/ Donald A. Borror
                                            ---------------------------------
                                            Donald A. Borror

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Amended and Restated Dominion Homes, Inc. Executive Deferred Compensation Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1997.


                                             /s/ Douglas G. Borror
                                            -----------------------------------
                                            Douglas G. Borror

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Amended and Restated Dominion Homes, Inc. Executive Deferred Compensation Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 1997.



                                             /s/ Jon M. Donnell
                                            --------------------------------
                                            Jon M. Donnell

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Amended and Restated Dominion Homes, Inc. Executive Deferred Compensation Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 1997.



                                             /s/ Tad E. Lugibihl
                                            --------------------------------
                                            Tad E. Lugibihl

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Amended and Restated Dominion Homes, Inc. Executive Deferred Compensation Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 1997.


                                             /s/ David S. Borror
                                            -----------------------------
                                            David S. Borror

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Amended and Restated Dominion Homes, Inc. Executive Deferred Compensation Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 1997.



                                             /s/ Pete A. Klisares
                                            --------------------------------
                                            Pete A. Klisares

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Amended and Restated Dominion Homes, Inc. Executive Deferred Compensation Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 1997.



                                             /s/ Gerald E. Mayo
                                            ------------------------------
                                            Gerald E. Mayo

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Amended and Restated Dominion Homes, Inc. Executive Deferred Compensation Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 1997.



                                             /s/ C. Ronald Tilley
                                            ----------------------------------
                                            C. Ronald Tilley